                                                                     EXHIBIT 4.1

                               SIMIONE CENTRAL
                                Holdings, Inc.


         NUMBER                                           SHARES
        SCH 0114
        --------                                         --------
INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE
                                                    CUSIP 828654 10 3



THIS CERTIFIES THAT




is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        PAR VALUE $.001 PER SHARE, OF


                        SIMIONE CENTRAL HOLDINGS, INC.


transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all the amendments thereto, to all of which the holder of this certificate assents by his acceptance hereof.

        This certificate not valid unless countersigned and registered by the Transfer Agent and Registrar.
        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated


/s/                                CORPORATE         /s/
------------------------             SEAL            -------------------------
               SECRETARY                                             PRESIDENT

COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
            (Jersey City, NJ)
                              TRANSFER AGENT
                               AND REGISTRAR
BY
                          AUTHORIZED OFFICER
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                        SIMIONE CENTRAL HOLDINGS, INC.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

  TEN COM - as tenants in common           UNIF GIFT MIN ACT-    Custodian
  TEN ENT - as tenants by the entireties                     ----         -----
  JT TEN  - as joint tenants with right                      (Cust)     (Minor)
            of survivorship and not as            under Uniform Gifts to Minors
            tenants in common                     Act
                                                     --------------------------
                                                              (State)

   Additional abbreviations may also be used though not in the above list.



For value received,                   hereby sell, assign and transfer unto
                   -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

   ---------------------------


-------------------------------------------------------------------------------
 (PLEAE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                        shares
-----------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
--------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------



                                   --------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                   CHANGE WHATEVER.


          SIGNATURE(S) GUARANTEED:
                                   --------------------------------------------
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.